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                                  EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 19, 1998 and March 27, 1998 included in APACHE Medical Systems, Inc.'s Form 10-K for the year ended December 31, 1998.


Vienna, Virginia
October 5, 1999                                        /s/ ARTHUR ANDERSEN, LLP